                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549


                                   FORM 8-K/A


                            CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) October 31, 1996
                                                       ------------------


                           AMERAC ENERGY CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                (State or Other Jurisdiction of Incorporation)

               1-9933                                    75-2181442
------------------------------------    ----------------------------------------
       (Commission File Number)             (I.R.S. Employer Identification No.)

1201 Louisiana, Suite 3350; Houston, Texas                  77002
--------------------------------------------------------------------------------
 (Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code      (817) 339-1010
                                                   -----------------------


                                      N/A
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Statement of Revenues and Direct Operating Expenses of Properties Acquired

(b)  Pro Forma Financial Information

                   UNAUDITED STATEMENT OF REVENUES AND DIRECT
               OPERATING EXPENSES OF THE TEXAN GARDEN PROPERTIES
                       SOLD TO AMERAC ENERGY CORPORATION



                                 For the year ended    For the six months ended
                                    December 31,               June 30,
                                        1995                     1996
                                 ------------------    ------------------------

Oil, gas and related product sales    $634,000                 $237,000

Lease operating expense                380,000                   95,000
                                      --------                 --------

Excess of revenues over
     direct operating expenses        $254,000                 $142,000
                                      ========                 ========




         The accompanying notes are an integral part of this statement.

NOTES TO THE UNAUDITED STATEMENT OF REVENUES AND
DIRECT OPERATING EXPENSES OF THE ACQUIRED PROPERTIES
--------------------------------------------------------------------------------


1.   BASIS OF PRESENTATION

     The accompanying Unaudited Historical Financial Summary represents the interests in the gas and condensate revenues and direct operating expenses of the gas and condensate producing properties acquired by Amerac Energy Corporation (Amerac) from L. B. Industries, Inc., and Larry Barnes (collectively "LBI"), on August 16, 1996, effective March 1, 1996, for cash consideration of $1.8 million. The producing properties acquired are located in the Texan Gardens Field, Hidalgo, Texas. The purchase price was reduced for net operating income of the acquired properties from March 1, 1996, the effective date of acquisition, to August 16, 1996, the date of closing.

     The properties acquired were not operated as a separate unit, division or other entity by LBI and, accordingly, separate historical financial statements prepared in accordance with generally accepted accounting principles (GAAP) do not exist. A determination of the historical general and administrative expenses and other indirect expenses which were attributable to the properties acquired would not be possible or indicative of the level of such expenses to be incurred by Amerac. The depreciation charges of LBI associated with the acquired properties would be based upon historical costs and are not relevant to the ongoing financial reporting of Amerac, or related investor decisions, since the properties will be depreciated over future periods based upon Amerac's acquisition costs. The presentation herein of historical financial statements reflecting financial position, results of operations and cash flows required by GAAP was not practicable in these circumstances. Accordingly, the Historical Financial Summary is presented in lieu of the financial statements required under
     Item 310 (b) of Securities and Exchange Commission Regulation S-B.

     The gas and condensate and direct operating expenses shown in the Historical Financial Summary may not be representative of future operations.

NOTES TO THE UNAUDITED STATEMENT OF REVENUES AND
DIRECT OPERATING EXPENSES OF THE ACQUIRED PROPERTIES
--------------------------------------------------------------------------------


2.   OIL AND GAS RESERVES INFORMATION (Unaudited)

     Unaudited reserve information as of December 31, 1995 related to the Acquired Properties is presented in the table below.

                                                            Gas
     Oil and Gas Reserves Quantities                       (Mcf)
     -------------------------------                 ----------------
     PROVED DEVELOPED RESERVES:

     December 31, 1994                                    4,916,25

     Production                                           (393,290)
                                                         ---------

     December 31, 1995                                   4,522,965
                                                         =========

The standardized measure of discounted future net cash flows ("standardized measure") relating to proved oil and gas reserves acquired is calculated in accordance with Statement of Financial Accounting Standards No. 69. The standardized measure has been prepared assuming year-end selling prices adjusted for future fixed and determinable contractual price changes, year-end development and production costs and a 10% annual discount rate. The standardized measure is not the fair market value of the mineral interests sold and the standardized measure presented for the proved oil and gas reserves is not representative of their value.

                                                    December 31,1995
                                                    ----------------

        Future cash inflows                            $10,636,000
        Future production and
            development costs                            5,950,000
                                                       -----------

        Future net cash flows undiscounted               4,686,000

             10% annual discount for estimated
                  timing of cash flows                   2,074,000
                                                       -----------

        STANDARDIZED MEASURE OF DISCOUNTED
             FUTURE NET CASH FLOWS                     $ 2,612,000
                                                       ===========

                           AMERAC ENERGY CORPORATION

             Pro Forma Condensed Consolidated Financial Information
                                  (Unaudited)


The following unaudited pro forma condensed consolidated balance sheet combines the historical information of the Registrant ("Amerac"), with the properties acquired in the Texan Gardens acquisition, Throckmorton acquisition and Cosden acquisition, and the preferred stock conversion as if the transactions occurred
on June 30, 1996.   The pro forma statements of operations for the six months
ended June 30, 1996 and for the year ended December 31, 1995, reflect the following: (I) the historical consolidated operations of Amerac; (ii) the properties acquired from the Fremont Energy Corporation; (iii) other acquisitions made by the Amerac during 1995; (iv) the preferred stock conversion; (v) sale of the NW Arapahoe field; (vi) the private placement of
1.08 million shares of Common Stock in June 1996 and (vii) the properties acquired in the Texan Gardens acquisition in August 1996, together with the related pro forma adjustments which are based on estimates and assumptions explained in further detail in the accompanying notes, as if these transactions occurred on January 1, 1995.

The unaudited pro forma condensed consolidated balance sheet and condensed consolidated statements of operations are provided for comparative purposes only and should be read in conjunction with the historical consolidated financial statements of the Registrant and the historical unaudited statements of revenues and direct operating expenses of the Acquired Properties and the related notes thereto included herewith. The pro forma information presented is not necessarily indicative of the future combined financial results or as they might have been, for the periods presented.

                           AMERAC ENERGY CORPORATION

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 June 30, 1996

                                                                  AMERAC
                                                 HISTORICAL    ADJUSTMENTS     PRO FORMA
                                               --------------  ------------  --------------
                                                                 (Note 2)
                 A S S E T S
Current Assets
  Cash and cash equivalents                    $     571,000   $  (566,000)  $       5,000
  Trade Receivables                                1,492,000             -       1,492,000
                                               -------------   -----------   -------------
   Total Current Assets                            2,063,000      (566,000)      1,497,000
                                               -------------   -----------   -------------

  Oil and gas properties                          17,242,000     3,227,000      20,469,000
  Other Assets                                       436,000             -         436,000
                                               -------------   -----------   -------------

TOTAL ASSETS                                   $  19,741,000   $ 2,661,000   $  22,402,000
                                               =============   ===========   =============

  L I A B I L I T I E S  A N D  S T O C K H O L D E R S'  E Q U I T Y

Current Liabilities
  Accrued liabilities and payables             $   1,078,000   $         -   $   1,078,000
  Current portion of Notes Payable Banks           3,000,000       880,000       3,880,000
                                               -------------   -----------   -------------
   Total Current Liabilities                       4,078,000       880,000       4,958,000
                                               -------------   -----------   -------------

Long-term Liabilities
  Notes Payable Banks                              6,490,000     1,781,000       8,271,000
  Contract Obligation                                205,000             -         205,000
  Other long-term liabilities                        323,000                       323,000
                                               -------------   -----------   -------------
   Total Long-Term Liabilities                     7,018,000     1,781,000       8,799,000
                                               -------------   -----------   -------------

Stockholders' Equity
  Senior Preferred Stock                           1,868,000    (1,868,000)              -
  Common Stock                                     1,278,000       841,000       2,119,000
  Additional paid-in capital                     143,446,000     1,027,000     144,473,000
  Accumulated deficit                           (137,947,000)            -    (137,947,000)
                                               -------------   -----------   -------------
   Stockholders' Equity                            8,645,000             -       8,645,000
                                               -------------   -----------   -------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY     $  19,741,000   $ 2,661,000   $  22,402,000
                                               =============   ===========   =============



    The accompanying notes are an integral part of the pro forma condensed consolidated financial information.

                           AMERAC ENERGY CORPORATION

      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                                              Six Months Ended June 30, 1996
                                    --------------------------------------------------

                                     Amerac        Acquired
                                    Historical    Properties    Adjustments    Pro Forma
                                    -----------   -----------   -----------   -----------
                                                  (Note 3(b))     (Note 3)
REVENUES
 Oil, gas and related
   product sales                    $ 4,848,000     $ 237,000  $         -    $ 5,085,000
 Other operating income                  46,000             -            -         46,000
                                    -----------      --------  -----------    -----------
   Total Revenues                     4,894,000       237,000            -      5,131,000
                                    -----------      --------  -----------    -----------

EXPENSES
 Lease operations                       980,000        95,000            -      1,075,000
 Exploration expenses,
   including dry hole costs
   and impairments                        8,000             -            -          8,000
 Depreciation and amortization
   (Note 3 (c))                         994,000             -       84,000      1,078,000
 Administrative                       1,122,000             -            -      1,122,000
 (Gain) loss on sale of
  properties and other                 (125,000)            -            -       (125,000)
 Interest (Note 3(d))                   417,000             -      109,000        526,000
                                    -----------      --------  -----------    -----------
   Total Expense                      3,396,000        95,000      193,000      3,684,000
                                    -----------      --------  -----------    -----------

Income (loss) before tax              1,498,000       142,000     (193,000)     1,447,000
Provision for federal
 income tax                                   -             -            -              -
                                    -----------      --------    ---------    -----------

NET INCOME (LOSS)                     1,498,000       142,000     (193,000)     1,447,000
 Preferred dividends (Note 3(g))       (411,000)            -      411,000              -
                                    -----------      --------  -----------    -----------
NET INCOME APPLICABLE TO
 COMMON SHAREHOLDERS                $ 1,087,000      $142,000  $   218,000    $ 1,447,000
                                    ===========      ========  ===========    ===========

NET INCOME PER COMMON SHARE         $       .04                               $       .03
                                    ===========                               ===========

Average common shares
     outstanding (Note 3(h))        $24,421,000                 17,178,000     41,599,000
                                    ===========                ===========    ===========



     The accompanying notes are an integral part of the pro forma condensed consolidated financial information.

                           AMERAC ENERGY CORPORATION

      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS


                                           Year Ended December 31, 1995
                                 --------------------------------------------------
                                   Amerac
                                  12/31/95     Acquired
                                  Proforma    Properties    Adjustments   Pro Forma
                                 -----------  -----------   -----------   ---------
                                 (Note 3(a))  (Note 3(b))   (Note 3)
REVENUES
 Oil, gas and related
   product sales                 $ 6,124,000   $   634,000   $        -    $ 6,758,000
 Other operating income                    -             -            -              -
 Gain on sale of assets              118,000             -            -        118,000
 Interest income                      74,000             -            -         74,000
                                 -----------   -----------   ----------    -----------
  Total Revenues                   6,316,000       634,000            -      6,950,000
                                 -----------   -----------   ----------    -----------
EXPENSES
 Lease operations                  1,746,000       380,000            -      2,126,000
 Exploration expenses,
  including dry hole costs
  and impairments                    246,000             -            -        246,000
 Depreciation and amortization
  (Note 3(c))                      2,295,000             -      169,000      2,464,000
 Administrative (Note 3(e))        1,767,000             -      300,000      2,067,000
 Interest (Note 3(d))                947,000             -      246,000      1,193,000
                                 -----------   -----------   ----------    -----------
  Total Expenses                   7,001,000       380,000      715,000      8,096,000
                                 -----------   -----------   ----------    -----------

Income (loss) before tax            (685,000)      254,000     (715,000)    (1,146,000)
Provision for federal
 income tax                                -             -            -              -
                                 -----------   -----------   ----------    -----------
INCOME (LOSS) BEFORE
 EXTRAORDINARY ITEM              $  (685,000)  $   254,000   $ (715,000)   $(1,146,000)

DIVIDENDS                                ---           ---          ---            ---
                                 -----------   -----------   ----------    -----------

NET INCOME (LOSS) BEFORE
 EXTRAORDINARY ITEM APPLICABLE
 TO COMMON SHAREHOLDERS          $  (685,000)  $   254,000   $ (715,000)   $(1,146,000)
                                 ===========   ===========   ==========    ===========

INCOME (LOSS) BEFORE
 EXTRAORDINARY ITEM
 PER COMMON SHARE                $      (.02)                              $      (.03)
                                 ===========                               ===========

Average common shares
 outstanding (Note 3(I & j))      39,702,000                  1,085,000     40,787,000
                                 ===========                 ==========    ===========


   The accompanying notes are an integral part of the pro forma consolidated condensed financial information.

                           AMERAC ENERGY CORPORATION

   NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION


1.   TRANSACTIONS

     (a) The Company acquired on August 16, 1996, a majority interest in sixteen gas wells in the Texas Gardens Field (The "Texan Gardens" acquisition), located in Hidalgo County, Texas. Based on a March 1, 1996 effective date, the Company estimates that proved reserves associated with this $1.9 million acquisition total 4.4 BCFE.

     (b) The Company acquired on August 19, 1996, a majority interest in 22 producing wells on the McLemore-Drummonds Ranch and the Sloan X's Ranch in Shackelford, Stephens, Throckmorton, and Haskell Counties of Central Texas (The "Throckmorton" acquisition). Amerac purchased the interest of several small non-operators to assemble this acquisition. Based on a June 1, 1996 effective date, the company estimates that proved reserves associated with this $1.1 million acquisition are estimated to total 224,700 barrels of oil equivalent ("BOE"), of which one hundred percent are producing.

     (c) The Company acquired on September 16, 1996, a producing lease on the east flank of the Cosden Field for approximately $190,000 (The "Cosden" acquisition). Based on a July 1, 1996 effective date the Company estimates the proved reserves associated with this acquisition total 679 MMCFE.

2.   PRO FORMA BALANCE SHEET ADJUSTMENTS

     The accompanying unaudited pro forma condensed consolidated balance sheet reflects the transactions described in Note 1 as of June 30, 1996 and includes the following adjustments:

     (a) The cash portion of the purchase price is funded through bank borrowings to the limit of available credit with the balance paid in cash.

     (b) The aggregate purchase price of $3,227,000 reflects the allocation of the purchase price to proved producing properties and includes costs and adjustments to the purchase price of all of the acquired properties described in Note 1.

     (c) Bank borrowings are classified as current and long-term notes payable based on the actual bank agreement used to fund the acquisitions.

     (d) The $4.00 Senior Preferred Stock conversion is presented by eliminating the Preferred Stock balance and recording the additions to Common Stock and Additional Paid-in Capital.

3.   PRO FORMA STATEMENT OF OPERATION ADJUSTMENTS

     (a) The "Amerac 12/31/95 Pro Forma" column in the December 31, 1995 Pro Forma Condensed Consolidated Statement of Operations represents the Pro Forma results last reported in the June 5, 1996 Proxy Statement which includes the historical results of operations of Amerac for the year ended December 31, 1995, and the results of operations associated with the January 1996 Fremont Energy Company acquisition, other 1995 acquisitions, elimination of the gain on sale and direct revenue and operating expense of the Arapahoe properties sold in December 1995, and the conversion of the $4.00 Senior Preferred Stock to Common Stock in July 1996, as if these transactions occurred at the beginning of the period.

     (b) The information reflected as "Acquired Properties" herewith pertains only to the direct operating results from the producing properties acquired in the Texan Gardens Field. All other operating activities from the other acquisitions described in Note 1 were individually insignificant and immaterial to the pro forma consolidated statements of operation and therefore not included.

     (c) Depreciation, depletion and amortization expense has been computed using the units of production method and reflects the Company's increased investment in oil and gas properties, increased production and estimated reserves related thereto.

     (d) Interest expense was calculated assuming the acquisition took place on January 1, 1995. Interest was calculated using a nine and one quarter percent (9.25%) annual percentage rate.

                           AMERAC ENERGY CORPORATION

   NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION


     (e) Additional general and administrative expense has been added to 1995 consistent with the growth of the Company.

     (f) As the Company has a large net operating loss carryforward, no income tax provision is required.

     (g) Reflects elimination of Preferred Stock dividends related to the conversion to Common Stock as if it occurred at the beginning of the period.

     (h) The adjustment to the average common shares outstanding represents the shares of Common Stock issued in the$4.00 Senior Preferred Stock conversion and the shares of Common Stock issued in the June 1996 private placement as if the shares were outstanding since the beginning of the period.

     (I) The weighted average common shares outstanding on December 31,1995 in the Proxy Statement dated June 5, 1996, have been restated to reflect the actual number of shares issued in the $4.00 Senior Preferred Stock conversion as if the shares were outstanding since the beginning of the period. The Proxy contained an estimate for the number of shares to be issued in the $4.00 Senior Preferred Stock conversion.

     (j) The adjustment column in the pro forma statement of operations for the year ended 1995 reflects the private sale of approximately 1.085 million shares of Common Stock that was completed in June 1996.

     (k) Net income or loss per common share is computed by dividing the net income or loss attributable to common shareholders by the weighted average number of shares of Common Stock outstanding.


4.   OIL AND GAS RESERVE INFORMATION

         The proved reserves relating to the Acquired Properties would have represented approximately 34% of Amerac's total proved reserves as of December 31, 1995 including the Fremont Energy Company acquisition which, after including the Acquired Properties, would have been approximately 17.2 BCFE. Amerac's reserve quantities were estimated by an independent oil and gas reservoir engineering firm; however, the reserve quantities of the Acquired Properties were estimated by an in-house petroleum engineers. All estimates were prepared in accordance with guidelines established by the Securities and Exchange Commission. All of the reserves are located within the United States.

                                   SIGNATURE
                                   ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      AMERAC ENERGY CORPORATION
                                            (Registrant)



                                      By: /s/ JEFFREY L. STEVENS
                                         ---------------------------------------
                                              Jeffrey L. Stevens
                                              Sr. Vice President and
                                              Chief Financial Officer

Date: October 31, 1996